SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement      [ ]  Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                              PFS Bancorp, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:______

     (2)  Aggregate number of securities to which transaction applies:_________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):_______

     (4)  Proposed maximum aggregate value of transaction:_____________________

     (5)  Total fee paid:______________________________________________________


[ ]  Fee paid previously with preliminary materials:___________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:________________________________________

     (2)  Form, Schedule or Registration Statement No.:__________________

     (3)  Filing Party:__________________________________________________

     (4)  Date Filed:____________________________________________________



                          [PFS BANCORP, INC. LOGO]



                                                             March 25, 2002


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of PFS Bancorp, Inc. The meeting will be held at the Company's main office located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, April 25, 2002 at 3:00 p.m., Eastern Daylight Savings Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

     On behalf of the Board of Directors and all of the employees of PFS Bancorp, Inc., I thank you for your continued interest and support.

                                        Sincerely,

                                        /s/ Mel E. Green

                                        Mel E. Green
                                        President and Chief Executive Officer








                              PFS BANCORP, INC.
                        Second and Bridgeway Streets
                            Aurora, Indiana 47001
                               (812) 926-0631
                               _______________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on April 25, 2002
                               _______________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of PFS Bancorp, Inc. (the "Company") will be held at the main office of the Company located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, April 25, 2002 at 3:00 p.m., Eastern Daylight Savings Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     (1) To elect two directors for a three-year term expiring in 2005, and until their successors are elected and qualified;

     (2)  To adopt the PFS Bancorp, Inc. 2002 Stock Option Plan;

     (3) To adopt the PFS Bancorp, Inc. 2002 Recognition and Retention Plan and Trust Agreement;

     (4) To ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2002; and

     (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

     The Board of Directors has fixed March 15, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Mel E. Green

                              Mel E. Green
                              President and Chief Executive Officer


Aurora, Indiana
March 25, 2002


_______________________________________________________________________________

You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise thereof.
_______________________________________________________________________________





                             PFS BANCORP, INC.
                              _______________

                              PROXY STATEMENT
                              _______________

                       ANNUAL MEETING OF STOCKHOLDERS

                               April 25, 2002

     This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of PFS Bancorp, Inc. (the "Company"), the parent holding company of Peoples Federal Savings Bank ("Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, April 25, 2002 at 3:00 p.m., Eastern Daylight Savings Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 25, 2002.

     The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for approval of the Company's 2002 Stock Option Plan (the "Option Plan"), for approval of the Company's 2002 Recognition and Retention Plan and Trust Agreement (the "Recognition Plan"), for ratification of the appointment of Grant Thornton, LLP for fiscal 2002, and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Jack D. Tandy, Corporate Secretary, PFS Bancorp, Inc., Second and Bridgeway Streets, Aurora, Indiana 47001); (ii) submitting a duly-executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                              VOTING

     Only stockholders of record at the close of business on March 15, 2002 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 1,551,293 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The two persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. The affirmative vote of a majority of the total votes eligible to be cast at the Annual Meeting is required for approval of the proposals to adopt the Option Plan and the Recognition Plan. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange, the proposals to elect directors, to adopt the Recognition Plan and ratify the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposals to adopt the Recognition Plan and to ratify the appointment of the independent auditors. The proposal to approve the Option Plan is considered a "non-discretionary" item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there may be "broker non-votes" at the meeting. Because of the required vote, abstentions and broker non-votes will have the same effect as a vote against the proposal to approve the Option Plan.



             INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                           AND EXECUTIVE OFFICERS

Election of Directors

     The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

     At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2005, and until their successors are elected and qualified.

     No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption, except Messrs. Laker and Houze who are first cousins. Each nominee currently serves as a director of the Company and of the Savings Bank.

     Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

     The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director. All of the below-listed directors also serve as directors of the Savings Bank. Ages are reflected as of March 15, 2002 and tenure as director includes service as a director of the Savings Bank.


          NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2005

                                    Principal Occupation During        Director
     Name              Age             the Past Five Years             Since
-------------------------------------------------------------------------------

Mel E. Green           52      Director. President and Chief              2001
                               Executive Officer of the Company and
                               the Savings Bank since July 2001.
                               Previously, Managing Officer and Chief
                               Executive Officer of the Savings Bank
                               since May 1993.

Robert L. Laker        71      Director and Chairman of the Board of      1972
                               the Company and the Savings Bank.
                               Retired since 1999. Previously,
                               President of Robert L. Johnston Co.,
                               Inc., a retail furniture and appliance
                               store in Aurora, Indiana.


The Board of Directors recommends that you vote FOR election of the nominees for director.

                    DIRECTORS WHOSE TERMS ARE CONTINUING

Directors with a Term Expiring in 2003

                                    Principal Occupation During        Director
     Name              Age             the Past Five Years             Since
-------------------------------------------------------------------------------

Gilbert L. Houze       73      Director and Vice Chairman of the          1965
                               Board.  Previously, Managing Officer
                               and President of the Savings Bank.

Jack D. Tandy          70      Director and Secretary of the              1986
                               Company.  Director and Assistant
                               Secretary of the Savings Bank.
                               Previously, Director and Vice
                               President of the Company and the
                               Savings Bank; Secretary and
                               Assistant Secretary of the Company
                               and the Savings Bank, respectively.
                               Retired.  Previously, owner of
                               Tandy's Men's Warehouse, a retail
                               clothing store in Aurora, Indiana.



Directors with a Term Expiring in 2004


                                    Principal Occupation During        Director
     Name              Age             the Past Five Years             Since
-------------------------------------------------------------------------------

Dale R. Moeller        65      Director. Insurance agent with the         1987
                               Moeller Insurance Company, Aurora,
                               Indiana.

Carl E. Petty          64      Director. Owner and President of           1986
                               Aurora Lumber Company, Inc., Aurora,
                               Indiana, a retail lumber and
                               building materials facility.


Executive Officers Who Are Not Directors

     Set forth below is information with respect to the principal occupations during the last five years for the executive officer of the Company and the Savings Bank who does not serve as a director. Age is as of March 15, 2002.



Name               Age      Principal Occupation During the Past Five Years
-------------------------------------------------------------------------------

Stuart M. Suggs    44       Mr. Suggs currently serves as Vice President
                            and Chief Financial Officer of the Company and the Savings Bank. Previously, Mr. Suggs was
                            Chief Financial Officer of the Savings Bank since July 1999. Prior thereto, Mr. Suggs was the Chief Financial Officer of Sycamore
                            National Bank, Cincinnati, Ohio, from June 1998 through July 1999. Previously, Mr. Suggs was an Assistant Vice President of Accounting
                            Systems & Analysis with PNC Bank, Cincinnati,
                            Ohio, between June 1980 and February 1998.

Shareholder Nominations

     Article III, Section 14 of the Company's Bylaws governs nominations for election to the Board of Directors, and requires all nominations for election to the Board other than those made by the Board to be made by a stockholder eligible to vote at an annual meeting of stockholders who has complied with the notice provisions in that section. Written notice of a stockholder nomination must be delivered to, or mailed to and received at, our principal executive offices not later than 120 days prior to the anniversary date of the initial mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of our stockholders, provided that, with respect to this first Annual Meeting following completion of the conversion, notice must have been received no later than the close of business on December 31, 2001. The Company did not receive any such nominations.

     The Board of Directors or a designated committee thereof may reject any nomination by a stockholder not made in accordance with the requirements of
Article III, Section 14. Notwithstanding the foregoing, if neither the Board of Directors nor such committee makes a determination as to the validity of any nominations by a stockholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article III, Section 14.

Director Nominations; Committees and Meetings of the Board of Directors of the Company

     The Board of Directors of the Company has established an Audit
Committee, and Compensation Committee. Nominations for director of the Company are made by the full Board of Directors of the Company. During the fiscal year ended December 31, 2001, the Board of Directors of the Company met five times. No director of the Company attended fewer than 75 percent of the aggregate total number of Board meetings and committee meetings on which he served during this period.

     Audit Committee. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-KSB and monitors the Company's adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three outside directors; and the current members of the Audit Committee are Messrs. Tandy, Petty and Moeller.

     Messrs. Tandy, Petty and Moeller are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc.'s ("NASD") listing standards. The Audit Committee meets on an as needed basis and met once in fiscal 2001. On July 12, 2001, the Board of Directors adopted an Audit Committee Charter in the form attached hereto as Appendix A.

     Compensation Committee. The Compensation Committee of the Company consists of Messrs. Laker, Houze, Moeller, Petty and Tandy. The Compensation Committee reviews the compensation of the Company's executive officers. The Compensation Committee met twice during 2001. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for fiscal 2001 is set forth under "Report of the Compensation Committee." No member of the Compensation Committee is a current or former officer or employee of the Company or the Savings Bank.

                    BENEFICIAL OWNERSHIP OF COMMON STOCK
                BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.


                                                              Common Stock Beneficially Owned as of
                                                                       March 15, 2002(1)
                                                        ------------------------------------------------
Name of Beneficial Owner                                       Amount                   Percentage
--------------------------------------------------------------------------------------------------------
PFS Bancorp, Inc. Employee Stock Ownership Plan Trust          121,670(2)                 7.8%
Second and Bridgeway Streets
Aurora, Indiana 47001


Directors:
Mel E. Green                                                    26,111(2)(3)              1.7
Gilbert L. Houze                                                15,000                      *
Robert L. Laker                                                 25,000(4)                 1.6
Dale R. Moeller                                                 10,000                      *
Carl E. Petty                                                   25,000                    1.6
Jack D. Tandy                                                   25,000(5)                 1.6

Executive Officer:
Stuart M. Suggs                                                    991(6)                   *

All directors and executive officers of                        114,602(7)                 7.4
the Company as a group (7 persons)

________________
*    Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the 1934 Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the 1934 Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The PFS Bancorp, Inc. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the PFS Bancorp, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Green, Laker and Suggs who act as trustees of the plan ("Trustees"). As of December 31, 2001, 12,167 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the Trust.

                                       (Footnotes continue on following page)

(3) Includes 1,111 shares which have been allocated to Mr. Green's account in the ESOP.

(4) Includes 15,000 shares held by Mr. Laker's spouse in trust and 10,000 shares in trust for the benefit of Mr. Laker.

(5) Includes 12,500 shares held by Mr. Tandy's spouse in trust and 12,500 shares held in trust for the benefit of Mr. Tandy.

(6)  The 991 shares have been allocated to Mr. Suggs' account in the ESOP.

(7)  Includes an aggregate of 2,102 shares of Common Stock held in the ESOP.


                           EXECUTIVE COMPENSATION

Summary Compensation Table

     The Company does not pay separate cash compensation to its directors and officers. The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the years ended December 31, 2001, 2000 and 1999 to the President and Chief Executive Officer. No executive officers of the Company, and its subsidiaries, received a total annual salary and bonus during fiscal 2001 in excess of $100,000.

=============================================================================
                                      Annual Compensation (1)
                                      -----------------------
            Name and                                              All Other
       Principal Position     Year     Salary (2)       Bonus    Compensation
-----------------------------------------------------------------------------

Mel E. Green                 2001      $70,354         $2,700     $16,187(2)
President and Chief          2000       66,715            700         972
 Executive Officer           1999       65,374            700         991
=============================================================================

______________
(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Company, the costs of providing such benefits to the named executive officer during the years ended December 31, 2001, 2000 and 1999 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Includes the fair market value of 1,111 shares of Common Stock on December 31, 2001 ($13.60), allocated to Mr. Green's ESOP account. Also includes contributions by the Savings Bank to its 401(k) profit sharing plan to Mr. Green's account which amounted to $1,077 during fiscal 2001.

Compensation of Directors

     Each director, except Mr. Green, receives annual fees of $14,400 and payment of 80% of their health insurance premiums. Messrs. Laker, Houze, Tandy, Petty and Moeller also receive a fee of $50 for inspecting properties securing real estate loans made by the Savings Bank due to their extensive knowledge about local values and trends, averaging an aggregate of $2,000 for each director per fiscal year. In addition, Messrs. Laker, Houze and Tandy received a fee of $2,040, $1,440 and $720, respectively, for serving as Chairman of the Board, Vice Chairman of the Board and Assistant Secretary, respectively, of the Savings Bank during fiscal 2001. Committee members receive annual fees of $2,400 regardless of attendance.

Deferred Compensation Plan

     In December 2000, the Savings Bank established an Executive Officers and Directors Deferred Compensation Plan pursuant to which participants will be entitled to annual payments of $17,800 for 10 years upon their retirement, provided they have served as a director or executive officer for at least 10 years. Benefits under the deferred compensation plan will become immediately vested upon a change-in-control of the Savings Bank. In addition to the current directors, Mr. Suggs, who is Vice President and Chief Financial Officer of the Savings Bank, participates in this plan.

                    REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is responsible for establishing management compensation policies and procedures to be reflected in the Compensation Program offered to the Executive Officers of the Company and Savings Bank. During the 2001 fiscal year, the members of the Committee met two times.

     The members of the Compensation Committee of both the Company and the Savings Bank are identical and no member of the Committee is an employee of the Company or any subsidiary. The Compensation Committee of the Company has exclusive jurisdiction over the administration and grants relating to all stock option plans and/or management recognition plans. The Committee uses outside consultants, market studies and published compensation data as a resource in establishing a competitive compensation program.

      The Committee considers several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of the Savings Bank, efficiency ratios, growth, satisfactory regulatory examinations, and market value of the Company. The Committee also administers a broad-based incentive bonus plan which is based on, among other factors, the earnings per share growth and the return on average equity of the Company.

     The Committee has sought to design a compensation program in which a significant portion of the compensation paid to senior management (including the Company's President and Chief Executive Officer) be performance driven and incentive-based. It is through this process that the Company is able to compete for and retain qualified management personnel who are critical to the Company's long-term success while aligning the interests of those managers with the long-term interests of the Company's shareholders.

                              Gilbert L. Houze         Carl E. Petty
                              Robert L. Laker          Jack D. Tandy
                              Dale R. Moeller

                       REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the Company's independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2001 for filing with the SEC.

                                        Dale R. Moeller
                                        Carl E. Petty
                                        Jack D. Tandy

Compliance with Section 16(a) of the 1934 Act

     Section 16(a) of the 1934 Act requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the NASD. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 2001, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

Indebtedness of Management and Related Party Transactions

     In the ordinary course of business, Peoples Federal makes loans available to its directors, officers and employees. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. At December 31, 2001, the Savings Bank had five loans outstanding to directors and executive officers of the Savings Bank, or members of their immediate families. All of such loans, except for two loans to Mr. Green and one loan to Mr. Houze, were made on substantially the same terms as those prevailing at the time for comparable transactions to third parties. Pursuant to a program available to all employees of the Savings Bank, Mr. Green has a mortgage loan and a home equity line of credit with the Savings Bank and Mr. Houze has a mortgage loan with the Savings Bank which have discounted rates of interest equal to the Savings Bank's average cost of funds plus 1% as adjusted every six months. At December 31, 2001 such loans totaled approximately $100,000 and had an interest rate of 6.5%.

                PROPOSAL TO ADOPT THE 2001 STOCK OPTION PLAN

General

     On March 21, 2002, the Board of Directors adopted the 2002 Stock Option Plan ("Option Plan") which is designed to attract and retain qualified officers and other employees, provide officers and other employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward officers and other employees for outstanding performance. The Option Plan provides for the grant of incentive stock options ("incentive stock options") intended to comply with the requirements of Section 422 of the Internal Revenue Code (the "Code") and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options, together, the "options"). Options will be available for grant to officers, key employees and directors of the Company and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified stock options. The Board of Directors believes that the Option Plan is in the best interest of the Company and its stockholders. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to officers, key employees and directors of the Company and the Savings Bank with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Description of the Option Plan

     The following description of the Option Plan is a summary of its terms and is qualified in its entirety by reference to the Option Plan, a copy of which is attached hereto as Appendix B.

     Administration. The Option Plan will be administered and interpreted by a Committee of the Board of Directors ("Committee") that is comprised solely of two or more non-employee directors of the Company.

     Stock Options. Under the Option Plan, the Board of Directors or the Committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of Common Stock. Under the Plan , the per share exercise price of both an incentive stock and a compensatory option must at least equal the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who are 10% stockholders).

     The Board or the Committee will specify when options under the Option Plan will become vested and at what rate they will be exercisable, however, no options will vest earlier than one year from the date the plans are approved by stockholders and none shall vest at a rate in excess of 20% per year. The right to exercise will be cumulative. However, no vesting may occur on or after a participant's employment or service with the Company is terminated for any reason other than his death or disability. Unless the Committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death or disability. In addition, all stock options will become vested and exercisable in full as of the effective date of his retirement or a change in control of the Company, provided that as of the date of such retirement or change in control: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Option Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the conversion.

     Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either: (1) ten years after its date of grant or (2) six months after the date on which the optionee's employment or service terminates, unless extended by the Committee or the Board of Directors for a period of up to three years from such termination. Unless stated otherwise at the time an option is granted, (i) if an optionee terminates his employment or service with the Company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his or her death. In no event may any option be exercisable more than ten years from the date it was granted.

     Stock options are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by such optionee or his guardian or legal representative. However, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

     Payment for shares purchased upon the exercise of options may be made
(i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or
(iii) if permitted by the Committee or the Board, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price of the shares being acquired pursuant to the option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. With respect to subclause (iii) in the preceding sentence, the shares of Common Stock delivered to pay the purchase price must have either been (a) purchased in open market transactions or (b) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

     If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the Option, which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (i) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (ii) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

     Number of Shares Covered by the Option Plan. A total of 152,088 shares of Common Stock has been reserved for future issuance pursuant to the Option Plan. The Option Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of Common Stock available under the Option Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Option Plan. In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of Common Stock under the Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding or such capital adjustment.

     Amendment and Termination of the Option Plan. Unless sooner terminated, the Option Plan shall continue in effect for a period of ten years from March 21, 2002 assuming approval of the Option Plan by stockholders. Termination of the Option Plan shall not affect any previously granted Options.

     Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

     Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("covered executives"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

     Treasury regulations provide that compensation attributable to a stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant. The Certification Requirement is not necessary if these other requirements are satisfied.

     The Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options granted under the 2001 Stock Option Plan in accordance with the foregoing requirements will be fully deductible under
Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeded $1.0 million, however, compensation attributable to other compensation, may not be fully deductible unless the grant or vesting of such other compensation is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The Board of Directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

     Stockholder Approval. No awards will be granted under the Option Plan unless the Option Plan is approved by stockholders. Stockholder ratification of the Option Plan will also satisfy The Nasdaq Stock Market listing and federal tax requirements.

     Awards to be Granted. The Board of Directors of the Company adopted the Option Plan, and the Committee established thereunder intends to meet after approval by shareholders to make recommendations to the Board of Directors as to the specific terms of options, including vesting of options, and the allocation of awards of options to executive officers, employees and non-employee directors of the Company and the Savings Bank. At the present time, no determination has been made as to allocation of grants. The Committee is also considering awarding options to certain non-executive officers and key employees of the Savings Bank.

The Board of Directors recommends that stockholders vote FOR adoption of the 2002 Stock Option Plan.

                  PROPOSAL TO ADOPT THE 2002 RECOGNITION AND
                     RETENTION PLAN AND TRUST AGREEMENT

General

     The Board of Directors has adopted the Recognition Plan, the objective of which is to enable the Company to provide officers, key employees and directors with a proprietary interest in the Company and as an incentive to contribute to its success. Officers, key employees and directors of the Company and the Savings Bank who are selected by the board of directors of the Company or members of a committee appointed by the board will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to officers, key employees and directors as determined by the committee or the board of directors.

Description of the Recognition Plan

     The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix C.

     Administration. A committee of the Board of Directors of the Company will administer the Recognition Plan, which shall consist of two or more members of the Board, each of whom shall be a non-employee director of the Company. The members of the committee will initially consist of Messrs.
Laker, Houze, Moeller, Petty and Tandy.   Messrs. Laker, Houze, Moeller and
Petty will also serve as initial trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

     Upon stockholder approval of the Recognition Plan, the Company will contribute sufficient funds to the Trust so that the Trust can purchase a number of shares of Common Stock equal to 4% of the common stock outstanding, or 60,835 shares. It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although the Company reserves the right to issue previously unissued shares or treasury shares to the Recognition Plan. The issuance of new shares by the Company would be dilutive to the voting rights of existing stockholders and to the Company's book value per share and earnings per share.

     Grants. Shares of common stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. In addition, recipients of shares of restricted stock that have been granted pursuant to the Recognition Plan that have not yet been earned and distributed (other than shares granted pursuant to Performance Share Awards (as defined below)) are entitled to direct the trustees of the Trust as to the voting of such shares on the recipient's behalf. However, until such shares have been earned and allocated, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the share awards become earned.

     If a recipient terminates employment or service with the Company for reasons other than death or disability, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment or service with the Company or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with the Company or any subsidiary and shall be distributed as soon as practicable thereafter. In addition, in the event that a recipient's employment or service with the Company or any subsidiary terminates due to retirement or following a change in control of the Company, all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter, provided that as of the date of such retirement or change in control: (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Recognition Plan providing for such treatment has been approved by the stockholders of the Company at a meeting of stockholders held more than one year after the consummation of the conversion.

     Performance Share Awards. The Recognition Plan provides the committee with the ability to condition or restrict the vesting or exercisability of any Recognition Plan award upon the achievement of performance targets or goals as set forth under the Recognition Plan. Any Recognition Plan award subject to such conditions or restrictions is considered to be a "Performance Share Award." Subject to the express provisions of the Recognition Plan and as discussed in this paragraph, the committee has discretion to determine the terms of any Performance Share Award, including the amount of the award, or a formula for determining such, the performance criteria and level of achievement related to these criteria which determine the amount of the award granted, issued, retainable and/or vested, the period as to which performance shall be measured for determining achievement of performance (a "performance period"), the timing of delivery of any awards earned, forfeiture provisions, the effect of termination of timing of delivery of any awards earned, forfeiture provisions, the effect of termination of employment for various reasons, and such further terms and conditions, in each case not inconsistent with the Recognition Plan, as may be determined from time to time by the committee. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Internal Revenue Code. Accordingly, the performance criteria upon which Performance Share Awards are granted, issued, retained and/or vested shall be a measure based on one or more Performance Goals (as defined below). Notwithstanding satisfaction of any Performance Goals, the number of shares granted, issued, retainable and/or vested under a Performance Share Award may be reduced or eliminated, but not increased, by the committee on the basis of such further considerations as the committee in its sole discretion shall determine.

     Subject to stockholder approval of the Plan, the Performance Goals for any Performance Share Award shall be based upon any one or more of the following performance criteria, either individually, alternatively or any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as preestablished by the committee under the terms of the Performance Share
Award: net income, as adjusted for non-recurring items; cash earnings; earnings per share; cash earnings per share; return on average equity; return on average assets; assets; stock price; total stockholder return; capital; net interest income; market share; cost control or efficiency ratio; and asset growth. To the extent the Committee considers granting a Performance Share Award, it may engage outside compensation consultants to assist it in establishing such performance-based targets.

     Federal Income Tax Consequences. Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

     Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

     The Recognition Plan has been designed to meet the requirements of
Section 162(m) of the Internal Revenue Code and, as a result, the Company believes that compensation attributable to Performance Share Awards granted under the Recognition Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code. The board of directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

     The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     Accounting Treatment. For a discussion of Statement of Financial Accounting Standards No. 123, see "Proposal to Adopt the 2002 Stock Option Plan - Description of the Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of common stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes. The vesting of plan share awards will have the effect of increasing the Company's compensation expense.

     Stockholder Approval. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders.

     Shares to be Granted. The board of directors of the Company adopted the Recognition Plan and the committee established thereunder intends to grant shares to executive officers, key employees and non-employee directors of the Company and the Savings Bank. The Recognition Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition Plan, respectively. Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition Plan. However, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

     The Board of Directors recommends that stockholders vote FOR adoption of the 2002 Recognition and Retention Plan and Trust Agreement.


                  RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has appointed Grant Thornton LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 2002, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by Grant Thornton LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Grant Thornton LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     In determining whether to appoint Grant Thornton LLP as the Company's auditors, the Company's Audit Committee considered whether the provision of services, other than auditing services, by Grant Thornton LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the Company's auditors performed tax-related services, including the completion of the Company's corporate tax returns, in 2001. The Audit Committee believes that Grant Thornton LLP's performance of these other services is compatible with maintaining the auditor's independence.

Audit Fees

     The aggregate amount of fees billed by Grant Thornton LLP for its audit of the Company's annual financial statements for 2001 and for its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the 1934 Act during 2001 was $28,285.

Financial Information Systems Design and Implementation

     The Company did not engage or pay any fees to Grant Thornton LLP with respect to the provision of financial information systems design and implementation services during 2001.

All Other Fees

     The aggregate amount of fees billed by Grant Thornton LLP for all other services rendered to the Company during 2001 was $73,000. These services consisted primarily of preparing federal and state income tax returns and other tax-related services and reviews of financial information in connection with the conversion.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Grant Thornton LLP as independent auditors for the fiscal year ending December 31, 2002.


                           STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 2003, must be received at the principal executive offices of the Company, Second and Bridgeway Streets, Aurora, Indiana 47001, Attention: Corporate Secretary, no later than November 26, 2002. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article II, Section 12 of the Company's Bylaws, which provides that the stockholder must give timely notice thereof in writing to the Secretary of the Company (also by November 26, 2002). A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting,
(b) the name and address, as they appear on the Company's books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the class and number of shares of the Company's capital stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have). To be timely with respect to the first annual meeting of stockholders scheduled, a stockholder's notice must have been delivered to, or mailed and received at, the principal executive offices of the Company no later than December 26, 2001.

                                ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2001 accompanies this Proxy Statement. Such Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-KSB (without exhibits) for fiscal 2001 required to be filed with the Commission under the 1934 Act. In addition, upon written request, the Company will furnish copies of the exhibits to the Annual Report on Form 10-KSB for a fee that covers the Company's reasonable expenses in furnishing such exhibits. Such written requests should be directed to Jack D. Tandy, Corporate Secretary, PFS Bancorp, Inc., Second and Bridgeway Streets, Aurora, Indiana 47001. The Form 10-K is not part of the proxy solicitation materials.

                               OTHER MATTERS

     Management is not aware of any business to come before the Annual
Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company.
The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Mel E. Green

                              Mel E. Green
                              President and Chief Executive Officer

Aurora, Indiana
March 25, 2002

                                                                   Appendix A

                              PFS BANCORP, INC.
                           AUDIT COMMITTEE CHARTER


     The Board of Directors of PFS Bancorp, Inc. (the "Company") has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.  Composition

     The Committee shall consist of three or more directors, each of whom is independent of management and free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member must also be able to read and understand fundamental financial statements (including the Company's balance sheet, income statement and cash flow statement), or become able to do so within a reasonable time after being appointed to the Committee. Furthermore, at least one Committee member must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities). These requirements are intended to satisfy the Nasdaq listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.  Mission Statement and Principal Functions

     The Committee shall have access to all records of the Company, shall perform the following functions, and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall:

           (1) Understand the accounting policies used by the Company for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

           (2) Review the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-KSB prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-KSB, based upon the Committee's review and discussions with the outside auditors.

           (3) Ensure that the outside auditors review the Company's interim financial statements before the Company files its quarterly report on Form 10-QSB with the SEC.

           (4) Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

           (5) Meet with the Company's legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

           (6) Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

           (7) Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements and recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.



           (8)  Review and reassess the adequacy of this Charter annually.

Independent Accountants

           (9) Affirm an understanding with the outside auditors that they are ultimately accountable to the Board of Directors and to the Committee and that the Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in any proxy statement).

           (10) Ensure that the outside auditors submit to the Committee written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with the auditors the auditors' independence.

           (11) Maintain an active dialogue with the outside auditors regarding any disclosed relationships or services that could affect the objectivity and independence of the outside auditors, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the outside auditors' independence.

           (12) Discuss with the outside auditors the matters required to be discussed by Statement on Standards ("SAS") No. 61 (Communication with Audit Committees) and SAS No. 90 (Audit Committee Communications).

           (13) Review management's recommendation on the outside auditors to be selected each year and make a final proposal to the Board of Directors in respect to such appointment.

           (14) With the Chief Financial Officer, review the general scope of the annual outside audit, approve the extent and nature of such activity, and agree upon the general level of the related fees.

           (15) Consider any significant non-audit assignments given to the outside auditors and judge their impact upon the general independence of the outside auditors as they perform the annual audit.

           (16) Maintain independent contact with the senior personnel of the outside auditors and communicate freely and openly with them regarding financial developments.

Internal Audit Program

           (17) Cause to be maintained an appropriate internal audit program covering the Company and all its subsidiaries by internal auditors who report to the Committee and the Board of Directors.

           (18) The Accounting Department shall report at least annually to the Committee regarding the financial budget and audit schedules and the adequacy thereof.

           (19) Review the scope and coordination efforts of the joint internal/external audit program with both internal and external auditors.

           (20) Review reports of any embezzlement and other reportable incidents related to the Company's financial statement or financial reporting and supervise and direct any special projects or investigations considered necessary by the Committee.

           (21) Review reports of the internal auditors and reports of financial examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

                                    A-2



Regulatory Compliance

           (22) Cause to be maintained an appropriate regulatory compliance program covering the Company and its subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

           (23) Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate.)

           (24) Receive reports on Peoples Federal Savings Bank's (the "Bank") compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management and the Bank's independent public accountant.

Internal Controls and Procedures

           (25) Review periodically the scope and implications of the Company's internal financial controls and procedures and consider their adequacy.

           (26) Maintain direct access to the senior Bank staff. If useful, require that studies be initiated on subjects of special interest to the Committee.

           (27) Review the comments on internal control submitted by the outside and internal auditors and insure that appropriate suggestions for improvement are promptly considered for inclusion into the Company's internal financial procedures.

Special Duties

           (28) If requested by the Chairman of the Board, make special studies of matters related to the financial operations of the Company or to allegations of managerial misconduct by its executives.

C.  Meetings

     Meetings of the Committee will be held annually after completion of the financial audit and prior to the filing of the annual report on Form 10-KSB .

     Meetings shall also be held at such other times as shall be required by the Chairman of the Board or the Committee. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and an oral report shall be presented by the Committee at each Board meeting.

     At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the independent accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

                                   Adopted by Committee
                                   as of July 12, 2001

                                   Approved by Board
                                   as of July 12, 2001


                                    A-3


                                                                    Appendix B

                             PFS BANCORP, INC.
                           2002 STOCK OPTION PLAN

                                 ARTICLE I
                         ESTABLISHMENT OF THE PLAN

     PFS Bancorp, Inc. (the "Corporation") hereby establishes this 2002 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                ARTICLE II
                            PURPOSE OF THE PLAN

     The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees and Non-Employee Directors for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind. Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.


                               ARTICLE III
                               DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Bank" means Peoples Federal Savings Bank, the wholly owned subsidiary of the Corporation.

     3.02 "Beneficiary" means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Optionee's surviving spouse, if any, or if none, his estate.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. Section 574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R. Section 574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of
Schedule 14A of Regulation 14A pursuant to the Exchange Act, or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of an Option, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.



     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto, and (ii) within the meaning of Section 162(m) of the Code or any successor thereto.

     3.07 "Common Stock" means shares of the common stock, $0.01 par value per share, of the Corporation.

     3.08 "Disability" means any physical or mental impairment which qualifies an Optionee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Optionee for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.09 "Effective Date" means the day upon which the Board adopts this Plan.

     3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

     3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Option is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

     3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

     3.14 "Non-Employee Director" means a member of the Boards of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director or a Director Emeritus of the Boards of the Corporation and/or any Subsidiary Company who is not an Officer or Employee of the Corporation or any Subsidiary Company.

     3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

     3.16 "Offering" means the offering of Common Stock to the public in connection with the conversion of the Bank to the stock form of organization and the issuance of the capital stock of the Bank to the Corporation.

     3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.18 "OTS" means the Office of Thrift Supervision.

     3.19 "Option" means a right granted under this Plan to purchase Common
Stock.

     3.20 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

     3.21 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan. With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto after attaining the age of 65.

     3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 424(f) of the Code, at the time of granting of the Option in question.


                                ARTICLE IV
                       ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof,
(ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

     4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

     4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws shall terminate as of the effective date of such removal.

     4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.05 Compliance with Law and Regulations. All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any Federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

     4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

                                 ARTICLE V
                                ELIGIBILITY

     Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

                                ARTICLE VI
                     COMMON STOCK COVERED BY THE PLAN

     6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 152,088. None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares. During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares available under this Plan.

     6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

                                ARTICLE VII
                              DETERMINATION OF
                      OPTIONS, NUMBER OF SHARES, ETC.

     The Board or the Committee shall, in its discretion, determine from time to time which Employees will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

                               ARTICLE VIII
                                 OPTIONS

     Each Option granted hereunder shall be on the following terms and conditions:

     8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

     8.02 Option Exercise Price.

     (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

     (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

     8.03  Vesting and Exercise of Options.

     (a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate of 20% per year over five years, commencing one year from the date of grant and an additional 20% shall vest on each successive anniversary of the date the Option was granted, and the right to exercise shall be cumulative. Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee's employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

     (b) Accelerated Vesting. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death or Disability. All Options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company due to Retirement or as of the effective date of a Change in Control if as of the date of such Retirement or Change in Control of the Corporation (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by the stockholders of the Corporation at a meeting of stockholders held more than one year after the consummation of the Offering.

     8.04  Duration of Options.

     (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six
(6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise to a period not exceeding three (3) years. In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.

     (b) Exception for Termination Due to Disability, Retirement, Change in Control or Death. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and
(ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director or Director Emeritus) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

     Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

     If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one
(1) year period following his death, to exercise such Options.

     In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

     8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals. For purposes hereof, "immediate family" includes but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

     8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

     8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option (or one year in the case of previously exercised Incentive Stock Options).

     8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

     8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

          (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

          (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under
Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

          (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of Federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

                                 ARTICLE IX
                       ADJUSTMENTS FOR CAPITAL CHANGES

     The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Option shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. Notwithstanding any provision to the contrary, the exercise price of shares subject to outstanding Options may be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, providing that the adjustment to the per share exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Sections 422 and 425(h) of the Code, and the rules and regulations promulgated thereunder, new incentive options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding stock options shall be made.

                                 ARTICLE X
                   AMENDMENT AND TERMINATION OF THE PLAN

     The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to regulations of the OTS and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan as specifically authorized herein.


                                 ARTICLE XI
                             EMPLOYMENT RIGHTS

     Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.


                                ARTICLE XII
                                WITHHOLDING

     12.01 Tax Withholding.   The Corporation may withhold from any cash
payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in
Section 8.09(c).

     12.02 Methods of Tax Withholding. The Board of Directors or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.


                                ARTICLE XIII
                      EFFECTIVE DATE OF THE PLAN; TERM

     13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by stockholders and no later than the termination of the Plan, provided this Plan is approved by stockholders of the Corporation pursuant to Article XIV hereof.

     13.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.


                                 ARTICLE XIV
                             STOCKHOLDER APPROVAL

     The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the Nasdaq Stock Market for continued quotation of the Common Stock on the Nasdaq National Market.

                                 ARTICLE XV
                               MISCELLANEOUS

     15.01 Governing Law. To the extent not governed by Federal law, this Plan shall be construed under the laws of the State of Indiana.

                                                                    Appendix C

                              PFS BANCORP, INC.
           2002 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT


                                 ARTICLE I
                    ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 PFS Bancorp, Inc. (the "Corporation") hereby establishes the 2002 Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this 2002 Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                 ARTICLE II
                            PURPOSE OF THE PLAN

     The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future. Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.


                                ARTICLE III
                                DEFINITIONS

     The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

     3.01 "Bank" means Peoples Federal Savings Bank, the wholly owned subsidiary of the Corporation.

     3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

     3.03 "Board" means the Board of Directors of the Corporation.

     3.04 "Change in Control of the Corporation" shall mean the occurrence of any of the following: (i) the acquisition of control of the Corporation as defined in 12 C.F.R. Section 574.4, unless a presumption of control is successfully rebutted or unless the transaction is exempted by 12 C.F.R.
Section 574.3(c)(vii), or any successor to such sections; (ii) an event that would be required to be reported in response to Item 1(a) of Form 8-K or Item 6(e) of Schedule 14A of Regulation 14A pursuant to the Exchange Act or any successor thereto, whether or not any class of securities of the Corporation is registered under the Exchange Act; (iii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities except for any securities purchased by the Corporation or the Bank; or (iv) during any period of thirty-six consecutive months during the term of a Plan Share Award, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

     3.05 "Code" means the Internal Revenue Code of 1986, as amended.

     3.06 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

     3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

     3.08 "Disability" means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

     3.09 "Effective Date" means the day upon which the Board approves this Plan.

     3.10 "Employee" means any person who is employed by the Corporation or Subsidiary Company or is an Officer of the Corporation or Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or Subsidiary Company.

     3.11 "Employer Group" means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

     3.12 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     3.13 "Non-Employee Director" means a member of the Boards of the Corporation or the or a Subsidiary Company or any successor thereto, including an Advisory Director or a Director Emeritus of the Boards of the Corporation and/or the Bank, who is not an Officer or Employee of the Corporation or the Bank or any Subsidiary Company.

     3.14 "Offering" means the offering of Common Stock to the public in connection with the conversion of the Bank to the stock form of organization and the issuance of the capital stock of the Bank to the Corporation.

     3.15 "Officer" means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

     3.16 "Performance Share Award" means a Plan Share Award granted to a Recipient pursuant to Section 7.05 of the Plan.

     3.17 "Performance Goal" means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards "performance-based" compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

                    (i)     net income, as adjusted for non-recurring items;
                    (ii)    cash earnings;
                    (iii)   earnings per share;
                    (iv)    cash earnings per share;
                    (v)     return on average equity;
                    (vi)    return on average assets;

                    (vii)   assets;
                    (viii)  stock price;
                    (ix)    total stockholder return;
                    (x)     capital;
                    (xi)    net interest income;
                    (xii)   market share;
                    (xiii)  cost control or efficiency ratio; and
                    (xiv)   asset growth.

     3.19 "Plan Shares" or "Shares" means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

     3.20 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII, and includes Performance Share Awards.

     3.21 "Recipient" means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award or Performance Share Award under the Plan.

     3.22 "Retirement" means a termination of employment which constitutes a "retirement" under any applicable qualified pension benefit plan maintained by the Corporation or a Subsidiary Company, or, if no such plan is applicable, which would constitute "retirement" under the Corporation's pension benefit plan, if such individual were a participant in that plan.

     3.23 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporation" set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

     3.24 "Trustee" means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.


                                ARTICLE IV
                        ADMINISTRATION OF THE PLAN

     4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

     4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or stockholders as may be required.

     4.05 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.


                                ARTICLE V
                              CONTRIBUTIONS

     5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Non-Employee Directors shall be permitted.

     5.02 Investment of Trust Assets; Number of Plan Shares.  Subject to
Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 60,835 shares of Common Stock, subject to adjustment as provided in Section 10.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from stockholders thereof) by the Trust with funds contributed by the Corporation. During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock available under the Plan, respectively. Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares available under this Plan.


                                ARTICLE VI
                         ELIGIBILITY; ALLOCATIONS

     6.01 Awards. Plan Share Awards and Performance Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee. In selecting those Employees to whom Plan Share Awards and/or Performance Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as deemed relevant to accomplishing the purposes of the Plan. The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards and/or Performance Share Awards to be granted to him.

     6.02 Form of Allocation. As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award or a Performance Share Award is to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board or the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Award or the Performance Share Award. The Board or the Committee shall maintain records as to all grants of Plan Share Awards or Performance Share Awards under the Plan.

     6.03 Allocations Not Required to any Specific Employee or Non-Employee Director. No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board or the Committee.


                               ARTICLE VII
          EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 Earning Plan Shares; Forfeitures.

          (a)  General Rules.  Subject to the terms hereof, Plan Share
Awards granted shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the fifth (5th) annual anniversary of the date of grant of a Plan Share Award for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

          (b) Exception for Terminations Due to Death or Disability. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.

          (c) Exception for Retirement or a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned on the date a Recipient terminates his employment or service as a non-employee director with the Corporation or a Subsidiary Company due to Retirement or as of the effective date of a Change in Control of the Corporation if, as of the date of such Retirement or Change in Control of the Corporation (i) such treatment is either authorized or is not prohibited by applicable laws and regulations, or (ii) an amendment to the Plan providing for such treatment has been approved by stockholders of the Corporation at a meeting of the stockholders held more than one (1) year after the consummation of the Offering.

          (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award or Performance Share Award or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary Company for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-

Employee Director who is removed for cause pursuant tothe Corporation's Articles of Incorporation and Bylaws or the Bank's Charter and Bylaws shall terminate as of the effective date of such removal.

     7.02 Distribution of Dividends. Any cash dividends (including special large and nonrecurring dividends including any that has the effect of a return of capital to the Corporation's stockholders) or stock dividends declared in respect of each unvested Plan Share Award (including a Performance Share Award) will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award (including a Performance Share Award) is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust.

     7.03 Distribution of Plan Shares.

          (a)  Timing of Distributions:  General Rule.   Subject to the
provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

          (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

          (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

          (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

     7.04 Voting of Plan Shares. After a Plan Share Award (other than a Performance Share Award) has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award, shares subject to Performance Share Awards which have not yet vested and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in its discretion.

     7.05 Performance Awards

          (a) Designation of Performance Share Awards. The Committee may determine to make any Plan Share Award a Performance Share Award by making such Plan Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement ("Award Agreement"), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the

Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and with OTS Regulatory Bulletin 27a, or any successor thereto.

          (b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

          (c) Restrictions on Grants. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

          (d) Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Performance Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

          (e) Transferability. A Participant's interest in a Performance Share Award may not be sold, assigned, transferred, pledged, or otherwise encumbered.

          (f) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

                                ARTICLE VIII
                                   TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

          (f) To employ brokers, agents, custodians, consultants and accountants.

          (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

          (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

     8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

     8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.


                                ARTICLE IX
                            DEFERRED PAYMENTS

     9.01 Deferral of Plan Shares. Notwithstanding any other provision of this Plan, any Recipient may elect, with the approval of the Committee and consistent with any rules and regulations established by the Board, to defer the receipt of Plan Shares granted hereunder.

     9.02 Timing of Election. The election to defer the delivery of any Plan Shares must be made no later than the last day of the calendar year preceding the calendar year in which the Recipient would otherwise have an unrestricted right to receive such Shares. Deferrals of eligible Plan Shares shall only be allowed for Plan Share Awards for which all applicable restrictions lapse while the Recipient is in active service with the Corporation or one of the Subsidiary Companies. Any election to defer the proceeds from an eligible Plan Share Award shall be irrevocable as long as the Recipient remains an Employee or a Non-Employee Director.

                                 ARTICLE X
                               MISCELLANEOUS

     10.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any unvested Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, each recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

     10.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient regardless of whether or not such Plan Share Award had otherwise been earned under the service requirements set forth in Article VII. Notwithstanding any other provision of the Plan, this Plan may not be terminated until such time as all Plan Shares held by the Trust have been awarded to Plan Recipients and shall be deemed to be earned prior to the time of termination.

     10.03 Nontransferable. Plan Share Awards and Performance Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to
Section 6.02. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

     10.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award, Performance Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

     10.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award or Performance Share Award, except as expressly provided in Sections 7.02, 7.04 and 7.05 above, prior to the time said Plan Shares are actually earned and distributed to him.

     10.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Indiana.

     10.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the stockholders of the Corporation and prior to the termination of the Plan. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan is subject to the approval of the Corporation's stockholders.

     10.08 Term of Plan. This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

     10.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 21st day of March, 2002.


                              PFS BANCORP, INC.



                              By: /s/ Mel E. Green
                                      -------------------------------------
                                      Mel E. Green
                                      President and Chief Executive Officer


ATTEST:                       TRUSTEES:



/s/ Jack D. Tandy                 /s/ Robert L. Laker
------------------------          ------------------------------------
Jack D. Tandy, Secretary          Robert L. Laker


                                  /s/ Gilbert L. Houze
                                  -------------------------------------
                                  Gilbert L. Houze


                                  /s/ Dale R. Moeller
                                  -------------------------------------
                                  Dale R. Moeller


                                  /s/ Carl E. Petty
                                  -------------------------------------
                                  Carl E. Petty

                              REVOCABLE PROXY
                             PFS BANCORP, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PFS BANCORP, INC. If no boxes are marked, your vote will be cast as recommended by the Board of Directors by simply signing your name below and returning this card.

     The undersigned, being a stockholder of PFS Bancorp, Inc. ("Company") as of March 15, 2002, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's main office, located at Second and Bridgeway Streets, Aurora, Indiana, on Thursday, April 25, 2002 at 3:00 p.m., Eastern Daylight Savings Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

     [ ]  FOR all nominees listed below     [ ]  WITHHOLD    [ ]  FOR ALL
          (except as marked to the                                EXCEPT
          contrary below)

    Nominees for three-year term expiring in 2005:

    Mel E. Green and Robert L. Laker.

Instruction: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

____________________________________

2.  PROPOSAL to adopt the PFS Bancorp, Inc. 2002 Stock Option Plan.

    [ ]  FOR               [ ]  AGAINST              [ ]  ABSTAIN

3. PROPOSAL to adopt the PFS Bancorp, Inc. 2002 Recognition and Retention Plan and Trust Agreement.

    [ ]  FOR               [ ]  AGAINST              [ ]  ABSTAIN

4. PROPOSAL to ratify the appointment by the Board of Directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

    [ ]  FOR               [ ]  AGAINST              [ ]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.




Shares of the Company's Common Stock will be voted as specified. Unless otherwise marked, your proxy will be voted for the proposals by simply signing your name and returning this card. You may revoke this proxy at any time prior to the time it is voted at the annual meeting.



                                                  Date________________________




                  ________________________       _____________________________
                  Stockholder sign above         Co-holder (if any) sign above






 ____________________________________________________________________________
   Detach above card, sign, date and mail in postage paid envelope provided.

                              PFS BANCORP, INC.

_______________________________________________________________________________

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

                     PLEASE MARK, SIGN, DATE AND RETURN
_______________________________________________________________________________